3Q26 Earnings Results October 29, 2026

Forward-Looking Statements & Non-GAAP 2 Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. We caution that forward-looking statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control, including but not limited to the health of the national and local economies including the impact on the Company and its customers resulting from any adverse developments in real estate markets, inflation levels and interest rates; the impacts of the conflict in the Middle East on the national and global economies and markets; the impact of governmental monetary policy; the impacts of sanctions, tariffs and other trade policies of the United States and its global trading partners and tensions related to the same; the Company’s ability to maintain and grow its deposit base; loan demand and continued portfolio performance; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks that could affect our financial performance and our stock price; changes to valuations of the Company’s assets and liabilities including the allowance for credit losses, earning assets, and intangible assets; changes to the availability of liquidity sources including borrowing lines and the ability to pledge or sell certain assets; the Company's ability to attract and retain skilled employees; customers' service expectations; cyber security risks; the Company's ability to successfully deploy new technology; the success of acquisitions and branch expansion; operational risks including the ability to detect and prevent errors and fraud; the effectiveness of the Company’s enterprise risk management framework; litigation costs and outcomes; changes in laws, rules, regulations, or interpretations to which the Company is subject; the effects of severe weather events, pandemics, wildfires and other disasters, other public health crises, acts of war or terrorism, and other external events on our business. These and other important factors are detailed in various securities law filings made periodically by the Company, copies of which are available without charge on the SEC’s website at www.sec.gov and the on the investor relations section of the Company’s website at www.mypcbbank.com. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements. Any forward-looking statements presented herein are made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as required by law. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles, or GAAP. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are provided in the Non-GAAP Measures section of this presentation. References to the “Company,” “we,” or “us” refer to PCB Bancorp and references to the “Bank” refer to the Company’s subsidiary, PCB Bank.

Corporate Profile $28.98 Stock Price $407MM Market Cap $20.78-$30.84 52-Week Range 3.04% Dividend Yield PCB FootprintMarket Information (October 27, 2026) ❖ Founded in 2003 & Headquartered in Los Angeles ❖ 15 full-service branches & loan originators in 6 states 3 Shares Outstanding: 14,056,981

$0.44 $0.60 $0.69 $0.72 $0.80 $0.66$2.62 $2.31 $2.12 $1.74 $2.58 $2.33 $17.24 $22.94 $24.46 $25.30 $27.41 $28.61 $18.21 $19.62 $20.49 $22.55 $23.69 $(5.00) $- $5.00 $10.00 $15.00 $20.00 $25.00 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 2021 2022 2023 2024 2025 09/26 YTD Cash Dividend/Diluted EPS & BV/TCE Per Share Cash Dividend Per Share Diluted EPS BV Per Share TCE Per Share $40.1 $35.0 $30.7 $25.8 $37.5 $33.4 $52.4 $53.0 $43.1 $39.7 $56.5 $47.3 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2021 2022 2023 2024 2025 09/26 YTD Net Income/PTPP Income ($mm) Net Income PTPP Income Historical Performance $1.73 $2.05 $2.32 $2.63 $2.82 $2.84 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2021 2022 2023 2024 2025 Sep-26 Held - For - Investment Loans ($bn) $1.87 $2.05 $2.35 $2.62 $2.80 $3.08 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2021 2022 2023 2024 2025 Sep-26 Deposits ($ bn) CAGR +13.0% CAGR +10.6% (1), (2)(1) (2) Annualized +1.2% Annualized +13.4% (1) At period end. (2) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for reconciliations of these measures to their most comparable GAAP measures. 4

3Q26 Highlights 5 Operating Results • Net income available to common shareholders: $12.1 million ($0.85 per diluted share) • Return on Average Assets (“ROAA”): 1.38% • Return on Average Equity (“ROAE”): 12.03% • Return on Average TCE (“ROATCE”)(2): 14.42% • Net interest margin: 3.35% • Efficiency ratio(1): 49.56% Loans • Loans held-for-investment (“HFI loans”): $2.84 billion • Average loan yield: 6.45% • Total loans to deposits ratio: 92.54% • Quarterly loan production: $156.6 million Asset Quality • ACL on loans: $34.1 million • ACL on loans to HFI loans: 1.20% • Total past due & still accruing loans: $652 thousand (0.02% of HFI loans) • Non-performing assets (“NPAs”): $12.3 million (0.35% of total assets) Deposits • Total deposits: $3.08 billion • Core deposits(2): $1.98 billion (64.5% of total deposits) • Noninterest-bearing deposits: $579.8 million (18.8% of total deposits) • Cost of average interest-bearing deposits: 3.77% • Cost of total deposits: 3.07% Capital & Liquidity • Quarterly cash dividend: $0.22 per share • Book value per share: $28.61 • TCE per share(2): $23.69 • Repurchased shares: 69,087 shares @ WA repurchase price of $29.29 • Maintained available borrowing capacity: $1.87 billion (53.0% of total assets) (1) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income. (2) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation to most comparable GAAP measure.

Selected Financials

($ in Thousands, Except Per Share Data)	As of or For the Three Months Ended 9/30/26	6/30/26	9/30/25	Compared to 6/30/26 Amount	Percentage	Compared to 9/30/25 Amount	Percentage
Income Statement Summary:							
Interest Income	$ 52,482	$ 50,040	$ 51,471	$ 2,442	4.9%	$ 1,011	2.0%
Interest Expense	23,663	22,546	24,493	1,117	5.0%	(830)	-3.4%
Net Interest Income	28,819	27,494	26,978	1,325	4.8%	1,841	6.8%
Noninterest Income	3,573	3,203	3,414	370	11.6%	159	4.7%
Noninterest Expense	16,052	15,113	14,869	939	6.2%	1,183	8.0%
Provision for Credit Losses	(705)	926	(381)	(1,631)	-176.1%	(324)	85.0%
Pretax Income	17,045	14,658	15,904	2,387	16.3%	1,141	7.2%
Income Tax Expense	4,837	4,151	4,492	686	16.5%	345	7.7%
Net Income	12,208	10,507	11,412	1,701	16.2%	796	7.0%
Preferred Stock Dividends	86	87	86	(1)	-1.1%	0	0.0%
Net Income Available to Common Shareholders	12,122	10,420	11,326	1,702	16.3%	796	7.0%
Diluted EPS	$ 0.85	$ 0.73	$ 0.78	$ 0.12	16.4%	$ 0.07	9.0%
Selected Balance Sheet Items:							
HFI loans	$ 2,844,856	$ 2,932,019	$ 2,752,514	$ (87,163)	-3.0%	$ 92,342	3.4%
HFS loans	2,318	2,937	9,634	(619)	-21.1%	(7,316)	-75.9%
Total Deposits	3,076,593	2,922,659	2,913,502	153,934	5.3%	163,091	5.6%
Total Assets	3,537,672	3,470,124	3,363,506	67,548	1.9%	174,166	5.2%
Shareholders' Equity	402,130	400,463	384,501	1,667	0.4%	17,629	4.6%
TCE (1), (2)	332,989	331,322	315,360	1,667	0.5%	17,629	5.6%
Key Metrics:							
BV Per Share	$ 28.61	$ 28.40	$ 26.93	$ 0.21	0.7%	$ 1.68	6.2%
TCE Per Share (1)	$ 23.69	$ 23.49	$ 22.09	$ 0.20	0.9%	$ 1.60	7.2%
ROAA (2)	1.38%	1.24%	1.35%	0.14%		0.03%	
Return on Average Equity ("ROAE") (2)	12.03%	10.55%	11.92%	1.48%		0.11%	
ROATCE (1), (2)	14.42%	12.65%	14.46%	1.77%		-0.04%	
Net Interest Margin (2)	3.35%	3.33%	3.28%	0.02%		0.07%	
Efficiency Ratio (3)	49.56%	49.23%	48.92%	0.33%		0.64%	

(1) Not presented in accordance with GAAP. See "Non-GAAP Financial Measures" for reconciliations of these measures to their most comparable GAAP measures.
(2) Annualized.
(3) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income.

PCB BANCORP 6

Loan Overview 7 $1,752 $1,815 $1,886 $1,878 $1,904 $1,953 $2,038 $1,976 $473 $495 $493 $465 $509 $521 $495 $449 $404 $418 $416 $410 $408 $399 $399 $420 $2,629 $2,728 $2,795 $2,753 $2,820 $2,874 $2,932 $2,845 - 500 1,000 1,500 2,000 2,500 3,000 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 HFI Loan Trend ($mm) Commercial Real Estate Commercial & Industrial Consumer Commercial Property 39% Business Property 23% Multifamily 7% Construction 0% Commercial & Industrial 16% Consumer 15% HFI Loan Composition September 30, 2026 $2.85B $1,175 $1,220 $1,274 $1,264 $1,285 $1,318 $1,356 $1,326 297% 304% 313% 306% 308% 310% 315% 304% 0% 50% 100% 150% 200% 250% 300% 300 500 700 900 1,100 1,300 1,500 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 Commercial Real Estate (1) Loan Trend ($mm) CRE Loans % to the Bank's Total Risk-Based Capital (1) Per federal regulatory definition in the Commercial Real Estate (“CRE”) Concentration Guidance. YoY +3.4%

Loan Production & Rate/Yield Analysis 8 $28 $44 $5 $23 $39 $30 $14 $80 $62 $55 $41 $48 $45 $71 $57 $122 $72 $50 $91 $91 $58 $66 $85 $211 $161 $149 $137 $161 $142 $167 $157 7.23% 7.04% 6.97% 7.36% 6.50% 6.35% 6.32% 6.45% -8% -6% -4% -2% 0% 2% 4% 6% 8% 0 50 100 150 200 250 300 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 New Production (1) by Rate Type ($mm) Fixed Hybrid Variable WA Rate Fixed (WA Rate: 5.82%) 19% Variable (WA Rate: 7.00%) 42% Hybrid (WA Rate: 5.84%) 39% HFI Loans Interest Rate Mix 18% 18% 18% 18% 18% 18% 18% 19% 37% 38% 38% 40% 40% 39% 39% 39% 45% 44% 44% 42% 43% 43% 43% 42% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 HFI Loans Interest Rate Mix Trend Fixed Hybrid Variable Repricing Schedule (09/30/26) HFI Loans HFS Loans Total Loans ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate 3 Months or Less $ 1,189,022 6.80% $ 2,318 8.18% $ 1,191,340 6.80% 3 to 12 Months 424,817 5.01% 0 424,817 5.01% 1 to 3 Years 336,500 6.60% 0 336,500 6.60% 3 to 5 Years 863,276 6.17% 0 863,276 6.17% More than 5 Years 31,241 6.75% 0 31,241 6.75% Total $ 2,844,856 6.32% $ 2,318 8.18% $ 2,847,174 6.32% Loan Yield Analysis 3Q26 09/26 YTD ($ in thousands) Amount(2) Yield(3) Amount(2) Yield(3) Average Carrying Value $ 2,902,481 $ 2,876,614 Interest on Loans $ 45,816 6.26% $ 134,375 6.25% Fee (Cost) 388 0.05% 945 0.04% Prepayment Penalty & Late Charges 191 0.03% 344 0.02% Discount (Premium) 759 0.10% 1,860 0.09% Total Interest & Fees $ 47,154 6.45% $ 137,524 6.39% (1) Total commitment basis. (2) Include both HFI and HFS loans. (3) Annualized.

Loan Concentration

Commercial Real Estate Loans by Property Type (9/30/26)

						Maturing			
($ in thousands)	Amount	% to Total	Count	WA LTV[(1)]	WA Rate	1 Year or Less	1 to 3 Years	3 to 5 Years	Over 5 Years
Retail (More Than 50%)	$ 446,040	22.7%	346	47.8%	6.04%	$ 42,728	$ 91,478	$ 162,606	$ 149,228
Industrial	295,719	15.0%	168	48.3%	6.08%	34,575	57,210	125,644	78,290
Mixed Use	204,316	10.3%	155	45.5%	6.26%	30,537	51,515	64,613	57,651
Apartments	192,754	9.8%	73	54.6%	5.66%	25,146	66,913	55,605	45,090
Motel & Hotel	159,611	8.1%	95	46.9%	6.96%	18,726	31,781	45,262	63,842
Office	135,851	6.9%	64	53.3%	6.29%	9,658	17,745	62,236	46,212
Gas Station	111,524	5.6%	120	47.8%	6.88%	11,453	27,313	15,593	57,165
Medical	65,772	3.3%	33	44.1%	6.99%	35,109	8,467	6,171	16,025
Commercial Condominium	52,130	2.6%	46	49.0%	6.10%	9,139	6,252	18,414	18,325
Nursing Facility	44,065	2.2%	10	46.8%	6.83%	0	17,837	25,897	331
Spa, Sauna, & Other Self-Care	35,405	1.8%	8	43.8%	6.64%	0	0	27,275	8,130
Car Wash	34,467	1.7%	25	47.7%	6.49%	3,669	5,409	12,446	12,943
Auto (Sales, Repair, & etc.)	32,758	1.7%	28	49.0%	6.25%	0	17,952	8,821	5,985
Wholesale	27,518	1.4%	17	41.1%	6.05%	417	10,401	6,941	9,759
Church	18,711	0.9%	19	36.0%	6.55%	757	526	7,844	9,584
Golf Course	17,459	0.9%	7	50.2%	6.00%	5,114	7,272	4,631	442
Others	101,706	5.1%	74	51.3%	6.63%	16,362	9,769	37,392	38,183
Total	**$ 1,975,806**	**100.0%**	**1,288**	**48.4%**	**6.28%**	**$ 243,390**	**$ 427,840**	**$ 687,391**	**$ 617,185**

Residential Mortgage Loans (9/30/26)

($ in thousands)	Amount	WA LTV[(1)]	WA FICO
Residential Mortgage	$ 414,487	57.0%	763



Commercial Real Estate Loans
Geographic Concentration (9/30/26)
Los Angeles County
60%
$1.98B
CA: $1.51B
(76%)
Orange County
9%
Georgia
3%
Washington
3%
Other States
3%
Texas
7%
NY/NJ
8%
Northern CA
Counties
1%
Other CA
Counties
1%
Riverside
County
2%
San Bernardino
County
3%

(1) Collateral value at origination.

PCB BANCORP

9

Loan Concentration 10 Carrying Value % to Total WA Rate WA Month to Maturity($ in thousands) General Manufacturing & Wholesale Trade $ 109,018 24.3% 6.85% 38 Finance & Insurance 105,142 23.4% 6.44% 6 Food Services 59,677 13.3% 7.52% 32 Real Estate Related 54,961 12.2% 6.91% 14 Retail Trade 54,529 12.1% 7.10% 28 Professional, Scientific, & Technical Services 18,401 4.1% 7.30% 19 Transportation & Warehousing 12,667 2.8% 7.50% 22 Health Care & Social Assistance 7,230 1.6% 6.93% 51 Construction 7,184 1.6% 7.27% 33 Other Services 6,562 1.5% 7.08% 14 All Other 13,954 3.1% 6.62% 174 Total $ 449,325 100.0% 6.92% 28 Los Angeles County 46% Orange County 16% Other CA Counties 8% Northern CA Counties 3% San Bernardino County 2% Riverside County 0% Georgia 7% NY/NJ 7% Texas 4% Other States 7% Commercial & Industrial Loans Geographic Concentration (9/30/26) $449MM CA: $336MM (75%) Commercial & Industrial Loans by Industry Type (9/30/26)

Credit Quality & Peer(1) Comparison 11 $4.7 $6.2 $8.9 $8.2 $7.9 $9.3 $8.7 $12.3 0 1 2 3 4 5 6 7 8 9 10 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 NPAs ($mm) 0.15% 0.20% 0.27% 0.24% 0.24% 0.27% 0.25% 0.35% 0% 0% 0% 0% 0% 0% 0% 0% 0% Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 NPAs to Total Assets 1.16% 1.17% 1.20% 1.20% 1.18% 1.18% 1.18% 1.20% 1% 1% 1% 1% 1% Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 ACL on Loans to HFI Loans 653% 511% 376% 404% 422% 415% 398% 278% 0 1 2 3 4 5 6 7 8 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 ACL on Loans to Non - Performing HFI Loans 2.09% 1.96% 1.92% 1.79% 0.88% 0.78% 0.57% 0.43% 0.15% 0% 1% 1% 2% 2% 3% Open CBB Woori USM Hope Peer Shinhan PCB Hanmi NPAs / (Total Loans + OREO) (2) September 30, 2026 Peer Information: June 30, 2026 1.58% 1.08% 0.90% 0.57% 0.39% 0% 0% 0% 1% 1% 1% 1% 1% 2% 2% CBB Hope Open Hanmi PCB Classified Assets to Total Assets (4) September 30, 2026 Peer Information: June 30, 2026 (1) Korean-American banks operating in Southern California. (2) Source: UBPR. (3) PCB Bank’s Peer Group per UBPR. (4) Source: press releases concerning financial performance. (3)

Deposits 12 $548 $564 $576 $551 $566 $570 $569 $580 $467 $513 $551 $669 $676 $681 $707 $816 $1,099 $1,185 $1,205 $1,252 $1,223 $1,260 $1,281 $1,315 $502 $452 $491 $441 $341 $376 $366 $366 $2,616 $2,714 $2,823 $2,914 $2,795 $2,888 $2,923 $3,077 - 500 1,000 1,500 2,000 2,500 3,000 3,500 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 Deposit Trend ($mm) Noninterest DDA Retail Other Interest-Bearing Retail Time Deposits Wholesale Deposits Noninterest DDA 19% Retail Other Interest - Bearing 26% Retail Time Deposits 43% Wholesale Deposits 12% Deposit Composition $3.08B $1,610 $1,683 $1,801 $1,806 $1,827 $1,855 $1,984 59% 60% 62% 65% 63% 63% 64% 0% 10% 20% 30% 40% 50% 60% 70% 80% $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 $2,100 $2,300 $2,500 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 Core Deposits (1) ($mm) Core Deposits % to Total Deposits (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation of this measure to its most comparable GAAP measure. YoY 5.6% Time Deposit Maturity Schedule (9/30/26) Retail Wholesale Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate 3 Months or Less $ 418,640 3.90% $ 250,000 3.84% $ 668,640 3.88% 3 to 6 Months 478,217 3.92% 45,829 3.80% 524,046 3.91% 6 to 9 Months 203,258 3.88% 70,000 4.01% 273,258 3.92% 9 to 12 Months 212,791 4.10% 0 0.00% 212,791 4.10% More than 12 Months 1,946 3.10% 0 0.00% 1,946 3.10% Total $ 1,314,852 3.94% $ 365,829 3.87% $ 1,680,681 3.92%

Profitability 13 $7.0 $7.7 $9.1 $11.4 $9.2 $10.7 $10.5 $12.2 $12.3 $12.4 $14.5 $15.5 $14.1 $15.4 $15.6 $16.3 0 2 4 6 8 10 12 14 16 18 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Net Income PTPP $0.46 $0.53 $0.62 $0.78 $0.64 $0.74 $0.73 $0.85 $0.83 $0.85 $1.00 $1.07 $0.98 $1.07 $1.09 $1.15 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Diluted EPS Adjusted Diluted EPS 0.94% 1.01% 1.13% 1.35% 1.11% 1.30% 1.24% 1.38% 1.64% 1.62% 1.80% 1.84% 1.70% 1.87% 1.84% 1.85% 0% 0% 0% 1% 1% 1% 1% 1% 2% 2% 2% 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 ROAA Adjusted ROAA 7.69% 8.53% 9.76% 11.92% 9.45% 10.95% 10.55% 12.03% 13.46% 13.66% 15.56% 16.21% 14.48% 15.80% 15.65% 16.10% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 ROAE Adjusted ROAE Net Income & PTPP (1) Income ($mm) Diluted EPS & Adjusted Diluted EPS (1) ROAA & Adjusted ROAA (1) ROAE & Adjusted ROAE (1) (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for reconciliations of these measures to its most comparable GAAP measures.

Noninterest Income & Expense 14 $24.5 $16.6 $26.9 $29.0 $13.2 $21.8 $17.1 $23.0 $39.3 $26.4 $31.0 $38.8 $18.1 $13.4 $21.3 $35.7 7.8% 7.3% 6.5% 6.4% 5.8% 7.2% 8.4% 7.8% 4.7% 5.3% 5.4% 5.6% 4.9% 6.5% 7.1% 7.1% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 0 10 20 30 40 50 60 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 SBA 7(A) Loans ($mm) Sold Production Premium % Gain % $8.4 $9.1 $8.8 $9.3 $9.3 $9.7 $9.6 $10.0 $5.5 $5.4 $6.0 $5.6 $5.7 $5.1 $5.6 $6.0 1.86% 1.87% 1.84% 1.77% 1.82% 1.78% 1.78% 1.83% 0% 1% 1% 2% 2% 3% 0 5 10 15 20 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Noninterest Expense Trend ($mm) Compensation All Other Expenses % to Average Total Assets 53.0% 53.9% 50.6% 48.9% 51.5% 49.1% 49.2% 49.6% 64.4% 59.7% 58.5% 57.6% 57.8% 57.2% 56.3% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Efficiency Ratio (2) PCB Peer Average 262 257 266 270 264 264 274 276 200 210 220 230 240 250 260 270 280 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 Number of FTE (3) Employees $1.8 $1.7 $1.8 $1.8 $1.9 $2.0 $2.0 $1.9 $1.2 $0.9 $1.5 $1.6 $0.6 $1.4 $1.2 $1.6 38% 34% 44% 47% 25% 42% 37% 46% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 60% 0 1 1 2 2 3 3 4 4 5 5 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Noninterest Income Trend ($mm) All Other Income Gain on Sale of Loans % of Gain on Sale of Loans (1) Annualized. (2) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income. Peer average data from UBPR. (3) Full-time equivalent. (1)

Net Interest Margin 15 3.33% 3.39% + 0.15% + 0.14% - 0.13% - 0.09% 2.40% 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 2Q26 Loan Yield Other Earning Assets Yield Int-Bearing Liabilities Cost Balance Sheet Mix 3Q26 Quarter - over - Quarter Impact to Net Interest Margin (1) 6.63% 6.59% 6.56% 6.58% 6.44% 6.35% 6.38% 6.45% 3.18% 3.28% 3.33% 3.28% 3.28% 3.36% 3.33% 3.35% 4.59% 4.28% 4.14% 4.10% 3.98% 3.82% 3.76% 3.77% 3.61% 3.45% 3.35% 3.34% 3.23% 3.11% 3.07% 3.09% 4.65% 4.33% 4.33% 4.29% 3.90% 3.64% 3.63% 3.67% 3% 3% 4% 4% 5% 5% 6% 6% 7% 7% 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Yield & Cost (1) Loan Yield Net Interest Margin Cost of Interest-Bearing Liabilities Cost of Funds Average Fed Funds Rate (1) Annualized.

Capital 16 11.77% 11.98% 14.39% 15.63% 11.42% 13.96% 13.96% 15.20% 5.00% 6.50% 8.00% 10.00% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Tier 1 Leverage CET 1 Capital Tier 1 Capital Total Capital Regulatory Capital Ratios Consolidated Bank Minimum Requirement For Well-Capitalized $25.30 $25.78 $26.26 $26.93 $27.41 $27.88 $28.40 $28.61 $20.49 $20.97 $21.44 $22.09 $22.55 $23.02 $23.49 $23.69 $18 $20 $22 $24 $26 $28 $30 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 Book Value/TCE Per Share (1) BV Per Share TCE Per Share 11.87% 11.65% 11.39% 11.43% 11.89% 11.68% 11.54% 11.37% 9.62% 9.48% 9.30% 9.38% 9.78% 9.65% 9.55% 9.41% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 Total Equity/TCE to Total Assets (1) Total Equity to Total Assets TCE to Total Assets (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation of this measure to its most comparable GAAP measure.

Non-GAAP Financial Measures 17 To supplement the financial information presented in accordance with GAAP, we use certain non-GAAP financial measures. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. Risks associated with non-GAAP measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. In the information below, we provide reconciliations of the non-GAAP financial measures used in this presentation to the most direct comparable GAAP measures. Core Deposits Core Deposits is a non-GAAP measure that we use to measure the portion of our total deposits that is thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. We track core deposits because we believe it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. TCE, ROATCE, TCE Per Share and TCE to Total Assets TCE, ROATCE, TCE per share and TCE to total assets are non-GAAP measures that we use to measure the Company’s performance. We calculated TCE as total shareholders’ equity excluding preferred stock. Management believes the non-GAAP measures provide useful supplemental information and a clearer understanding of the Company’s performance. PTPP Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses.

Non-GAAP Financial Measures

The following table reconciles core deposits to its most comparable GAAP measure:

($ in thousands)		Dec-24	Mar-25	Jun-25	Sep-25	Dec-25	Mar-26	Jun-26	Sep-26
Total Deposits	(a)	$ 2,615,791	$ 2,714,399	$ 2,822,915	$ 2,913,502	$ 2,795,412	$ 2,887,980	$ 2,922,659	$ 3,076,593
Less: Time Deposits Greater Than $250K		665,124	712,458	709,160	731,517	708,633	805,074	821,708	847,108
Less: Brokered Deposits		442,284	392,284	431,001	381,001	280,541	256,370	245,830	245,830
Core Deposits	(b)	$ 1,508,383	$ 1,609,657	$ 1,682,754	$ 1,800,984	$ 1,806,238	$ 1,826,536	$ 1,855,121	$ 1,983,655
Core Deposits to Total Deposits	(b)/(a)	57.7%	59.3%	59.6%	61.8%	64.6%	63.2%	63.5%	64.5%

The following table reconciles ROATCE to its most comparable GAAP measure:

($ in thousands)		4Q24	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26
Average Total Shareholders' Equity	(a)	$ 363,828	$ 367,710	$ 372,629	$ 379,834	$ 387,540	$ 394,574	$ 399,468	$ 402,661
Less: Average Preferred Stock		69,141	69,141	69,141	69,141	69,141	69,141	69,141	69,141
Average TCE (Non-GAAP)	(b)	$ 294,687	$ 298,569	$ 303,488	$ 310,693	$ 318,399	$ 325,433	$ 330,327	$ 333,520
Net Income	(c)	$ 7,030	$ 7,735	$ 9,071	$ 11,412	$ 9,234	$ 10,653	$ 10,507	$ 12,208
ROAE [(1)]	(c)/(a)	7.69%	8.53%	9.76%	11.92%	9.45%	10.95%	10.55%	12.03%
Net Income Available to Common Shareholders	(d)	$ 6,684	$ 7,695	$ 8,984	$ 11,326	$ 9,148	$ 10,567	$ 10,420	$ 12,122
ROATCE (Non-GAAP)[(1)]	(d)/(b)	9.02%	10.45%	11.87%	14.46%	11.40%	13.17%	12.65%	14.42%

The following table reconciles TCE per share and TCE to total assets to their most comparable GAAP measures:

($ in thousands, except per share data)		Dec-24	Mar-25	Jun-25	Sep-25	Dec-25	Mar-26	Jun-26	Sep-26
Total Shareholders' Equity	(a)	$ 363,814	$ 370,864	$ 376,500	$ 384,501	$ 392,026	$ 396,718	$ 400,463	$ 402,130
Less: Preferred Stock		69,141	69,141	69,141	69,141	69,141	69,141	69,141	69,141
TCE (Non-GAAP)	(b)	$ 294,673	$ 301,723	$ 307,359	$ 315,360	$ 320,885	$ 327,577	$ 331,322	$ 332,989
Outstanding Shares	(c)	14,380,651	14,387,176	14,336,602	14,277,164	14,230,428	14,231,423	14,102,189	14,056,981
Book Value Per Share	(a)/(c)	$ 25.30	$ 25.78	$ 26.26	$ 26.93	$ 27.41	$ 27.88	$ 28.40	$ 28.61
TCE Per Share (Non-GAAP)	(b)/(c)	$ 20.49	$ 20.97	$ 21.44	$ 22.09	$ 22.55	$ 23.02	$ 23.49	$ 23.69
Total Assets	(d)	$ 3,063,971	$ 3,183,758	$ 3,305,589	$ 3,363,506	$ 3,281,771	$ 3,396,193	$ 3,470,124	$ 3,537,672
Total Shareholders' Equity to Total Assets	(a)/(d)	11.87%	11.65%	11.39%	11.43%	11.88%	11.68%	11.54%	11.37%
TCE to Total Assets (Non-GAAP)	(b)/(d)	9.62%	9.48%	9.30%	9.38%	9.78%	9.65%	9.55%	9.41%

(1) Annualized.

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Non-GAAP Financial Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP:

($ in thousands)		4Q24	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26
Net Income	(a)	$ 7,030	$ 7,735	$ 9,071	$ 11,412	$ 9,235	$ 10,653	$ 10,507	$ 12,208
Add: Provision (Reversal) for Credit Losses		2,002	1,598	1,787	(381)	1,024	467	926	(705)
Add: Income Tax Provision		3,281	3,056	3,600	4,492	3,887	4,250	4,151	4,837
PTPP Income (Non-GAAP)	(b)	$ 12,313	$ 12,389	$ 14,458	$ 15,523	$ 14,146	$ 15,370	$ 15,584	$ 16,340
Average Total Assets	(c)	$ 2,980,641	$ 3,097,516	$ 3,226,395	$ 3,354,588	$ 3,307,828	$ 3,326,328	$ 3,403,552	$ 3,502,893
ROAA [2]	(a)/(c)	0.94%	1.01%	1.13%	1.35%	1.11%	1.30%	1.24%	1.38%
Adjusted ROAA (Non-GAAP)[2]	(b)/(c)	1.64%	1.62%	1.80%	1.84%	1.70%	1.87%	1.84%	1.85%
Average Total Shareholders' Equity	(d)	$ 363,828	$ 367,710	$ 372,629	$ 379,834	$ 387,540	$ 394,574	$ 399,468	$ 402,661
ROAE [2]	(a)/(d)	7.69%	8.53%	9.76%	11.92%	9.45%	10.95%	10.55%	12.03%
Adjusted ROAE (Non-GAAP)[2]	(b)/(d)	13.46%	13.66%	15.56%	16.21%	14.48%	15.80%	15.65%	16.10%
Net Income available to common shareholders		$ 6,684	$ 7,695	$ 8,984	$ 11,326	$ 9,148	$ 10,567	$ 10,420	$ 12,122
Less: Income Allocated to Participating Securities		(16)	(61)	(72)	(91)	(73)	(64)	(63)	(74)
Net Income Allocated to Common Stock	(e)	6,668	7,634	8,912	11,235	9,075	10,503	10,357	12,048
Add: Provision for Loan Losses		2,002	1,598	1,787	(381)	1,024	467	926	(705)
Add: Income Tax Provision		3,281	3,056	3,600	4,492	3,887	4,250	4,151	4,837
PTPP Income Allocated to Common Stock	(f)	$ 11,951	$ 12,288	$ 14,299	$ 15,346	$ 13,986	$ 15,220	$ 15,434	$ 16,180
WA common shares outstanding, diluted	(g)	14,406,756	14,403,769	14,326,011	14,325,956	14,235,867	14,238,226	14,220,414	14,094,747
Diluted EPS	(e)/(g)	$ 0.46	$ 0.53	$ 0.62	$ 0.78	$ 0.64	$ 0.74	$ 0.73	$ 0.85
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)	$ 0.83	$ 0.85	$ 1.00	$ 1.07	$ 0.98	$ 1.07	$ 1.09	$ 1.15

($ in thousands)	2021	2022	2023	2024	2025	09/26 YTD
Net Income	$ 40,103	$ 34,987	$ 30,705	$ 25,810	$ 37,453	$ 33,368
Add: Provision (Reversal) for Credit Losses[1]	(4,596)	3,602	(132)	3,401	4,028	688
Add: Income Tax Provision	16,856	14,416	12,557	10,476	15,035	13,238
PTPP Income (Non-GAAP)	$ 52,363	$ 53,005	$ 43,130	$ 39,687	$ 56,516	$ 47,294

(1) Provision (reversal) for credit losses does not include provision (reversal) for off-balance sheet credit exposures for years ended December 31, 2021 and 2022.
(2) Annualized.

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